Loans Receivable, Net - Activity in Allowance for Loan Losses (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)
Restricted Net Assets
Beginning balance	¥ 5,147	$ 789	¥ 2,556	$ 392
Provisions	9,195	1,409	7,907	1,212
Reversal of allowance provided	(5,147)	(789)	(2,556)	(392)
Write off	(3,332)	(510)	(2,760)	(423)
Ending balance	¥ 5,863	$ 899	¥ 5,147	$ 789